UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2022
ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue,
6th Floor
New York,
NY	10017
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (949) 480-8300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.Results of Operations and Financial Condition.
On May 12, 2022, Acacia Research Corporation (the “Corporation) issued a press release announcing its financial results for the quarter ended March 31, 2022. A copy of that release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).
The information contained within this Report and the exhibit attached hereto as Exhibit 99.1 are being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Report and the exhibit attached hereto as Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation by reference language in such filings, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 12, 2022 of Acacia Research Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2022
ACACIA RESEARCH CORPORATION

	By:	/s/ Clifford Press
	Name:	Clifford Press
	Title:	President and Chief Executive Officer